SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2009

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 Joplin Street, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS

Item 8.01	Other Events.

On May 13, 2009, The Empire District Electric Company (the Company) issued a press release regarding storm damage to the Company’s service territory and resulting property damage and reconstruction costs. Furnished herewith as Exhibit 99.1 is a copy of the press release, which is incorporated by reference herein.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Press Release, dated May 13, 2009.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Gregory A. Knapp
	Name:	Gregory A. Knapp
	Title:	Vice President — Finance and Chief Financial Officer

Dated: May 14, 2009

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated May 13, 2009.